UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – July 21, 2025

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-1147
(Address of principal executive offices)		(Zip Code)
 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.25 per share	WST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Senior Vice President & Chief Financial Officer

On July 21, 2025, West Pharmaceutical Services, Inc. (the “Company”) announced the appointment of Robert McMahon as Senior Vice President & Chief Financial Officer, effective as of August 4, 2025 (the “Commencement Date”). Mr. McMahon will serve on the Company's senior leadership team and will oversee finance, audit, treasury, tax, investor relations and procurement.

Prior to joining West, Mr. McMahon, age 56, served as the Chief Financial Officer of Agilent Technologies Inc., a global leader in life sciences, diagnostics and applied chemical markets, providing application focused solutions that include instruments, software, services and consumables for the entire laboratory workflow. At Agilent, he was responsible for finance, audit, treasury, tax, investor relations, IT and procurement. From 2014 to 2018, Mr. McMahon served as Chief Financial Officer at Hologic, Inc., a developer, manufacturer and supplier of premium diagnostics products, medical imaging systems, and surgical products. Prior to Hologic, Mr. McMahon spent 20 years with Johnson & Johnson in various executive financial roles of increasing responsibility. He has also served as an Independent Director at OraSure Technologies, Inc. since 2023.

Mr. McMahon earned his Master of Business Administration from the University of Central Florida and his Bachelor’s degree from the University of Florida.

In connection with his appointment, Mr. McMahon and the Company executed an offer letter dated July 11, 2025 (the “Offer Letter”). Pursuant to the Offer Letter, Mr. McMahon will receive an initial annual base salary of $800,000. He will also be eligible to receive an annual incentive plan bonus, with a target amount of 80% of his base salary, prorated based on his period of employment in 2025.

On August 11, 2025, which is the first business day of the first week following the Commencement Date (the “Initial Grant Date”), Mr. McMahon will receive a long-term incentive (“LTI”) plan award with a grant date fair value of $3,000,000, 50% of which consists of performance share units (“PSUs”), 25% of which consists of stock options and 25% of which consists of restricted stock units (“RSUs”). The terms of the LTI plan award are substantially similar to the terms of awards made to other executives during 2025. He is also expected to receive a LTI plan award in 2026 and subsequent years at the Board of Directors’ annual grant meeting in February, with a grant date fair value determined by the Compensation Committee, generally delivered in the form of PSUs, stock options and RSUs.

Mr. McMahon will also receive a one-time cash sign-on bonus of $3,115,000 and a one-time, sign-on replacement equity grant with a grant date fair value of $4,200,000 (the “Replacement Equity Grant”). The Replacement Equity Grant is comprised of RSUs with a grant date fair value of $3,000,000, stock options with a grant date fair value of $700,000 and PSUs with a grant date fair value of $500,000. Both the sign-on cash bonus and the Replacement Equity Grant are intended to partially compensate Mr. McMahon for the value of certain near-term cash and equity incentives and certain long-term equity incentive compensation that he forfeited upon resignation from his prior employer. The cash sign-on bonus will be paid to Mr. McMahon on the earlier of (i) the first normal payroll date following his relocation to Exton or (ii) the last normal payroll date of 2025. The cash sign-on bonus is subject to a two-year repayment obligation if Mr. McMahon terminates his employment with the Company on or prior to the second anniversary of the Commencement Date for any reason other than a Constructive Termination, Death, or Disability, or if the Company terminates Mr. McMahon's employment with Cause, all as defined in the Offer Letter. The Company will grant the Replacement Equity Grant on the Initial Grant Date. The RSUs partially comprising the Replacement Equity Grant will vest over the course of a two-year period from the Initial Grant Date – $1,000,000 will vest 6 months from the Initial Grant Date, $1,500,000 will vest 12 months from Initial Grant Date and $500,000 will vest 24 months from the Initial Grant Date.

Mr. McMahon will relocate to our Exton headquarters within 12 months of starting and will receive our standard relocation benefits including a lump sum miscellaneous payment of up to $10,000. Finally, Mr. McMahon will be subject to the Company's standard change-in-control and non-compete agreements for senior executive officers, as well as be subject to the Executive Ownership Guidelines for Executives.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Bernard Birkett to Assume Advisory Role

Mr. McMahon will succeed Mr. Bernard Birkett. As the Company previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 24, 2025, Mr. Birkett will be retiring as Senior Vice President & Chief Financial Officer. Effective as of the appointment of Mr. McMahon, Mr. Birkett will serve in the role of Senior Advisor to our Chief Executive Officer through December 31, 2025 to ensure a smooth transition.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	10.1	Offer Letter, dated July 11, 2025, between West Pharmaceutical Services, Inc. and Robert McMahon.
	99.1	West Pharmaceutical Services, Inc. Press Release, dated July 21, 2025.
	104	The cover page from the Company’s Current Report on Form 8-K, dated July 21, 2025, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2025	WEST PHARMACEUTICAL SERVICES, INC.

By:	/s/ Chad R. Winters
Chad R. Winters
Vice President, Finance & Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Offer Letter, dated July 11, 2025, between West Pharmaceutical Services, Inc. and Robert McMahon.
99.1	West Pharmaceutical Services, Inc. Press Release, dated July 21, 2025.
104	The cover page from the Company’s Current Report on Form 8-K, dated July 21, 2025, formatted in Inline XBRL.